Exhibit 10.1.44

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT #1 TO PRODUCT DEVELOPMENT AND MANUFACTURING AGREEMENT

XIPLINK XA/XE AIRLINK SYSTEMS

This Amendment No. 1 (this “Amendment”) to Product and Manufacturing Agreement dated October 3, 2011 between Gogo LLC (“Gogo”) and XipLink, Inc. (“XipLink”) (“Agreement”) allows Gogo to purchase the XA-30K software on an IBM blade server platform; XS-SL/B (Server license for large system—BSD operating system)

Performance Targets (per Blade)

The XS-SL/B Final Performance Targets (FPT) is:

•	[***]

•	[***]

•	Ethernet failure redundancy

The Initial Delivery Minimal Acceptable Performance (IDT) Target is:

•	[***]

Deliverables / Timelines

Following is a complete list of all deliverables and timelines:

Deliverable	Party	Description	Due Date

IBM Hardware Specifications	Gogo	Desired 4 interface IBM blade server hardware platform model number.	11/10/12

IDT Software	XipLink	Initial software load that, at a minimum, will perform to IDT target session/tunnel counts. Simplex Interface Solution	12/31/12

FDT Software	XipLink	Final Commercial software upgrade to bring IDT software compliant to FDT session/tunnel count. Simplex Interface Solution.	1/30/13

EAF Software	XipLink	Ethernet Automatic Failover redundancy. 2x wireless + 2x Routed interfaces cross connected to two switches so that should one switch port fail all blades connected to the switch will automatically redirect to the redundant switch.	3/15/13

Documentation	XipLink	Platform specific installation instructions.	2/28/13

Timeline

Key project dates are outlined below. Dates are estimates and are subject to change until PO is issued by Gogo. The payment here totaling [***] comprise the payment of XS-SL/B IBM Blade Server Platform License defined in the Pricing section:

Description	Start Date	End Date	Duration

Gogo PO Issued; [***] payment processed (net 45)	10/31/12	10/31/12	1 day

Phase 1: IDT Software Delivery to Gogo	12/31/12	12/31/12	1

Gogo IDT Payment of [***] (net 45)	1/1/13	1/1/13	1

Phase 2: FDT Software delivery to Gogo	1/30/13	1/30/13	1

Gogo FDT Acceptance Test & Payment of [***] (net 45)	2/1/13	2/1/13	1

Phase 3: EAF Software delivery to Gogo	3/15/13	3/15/13	1

Gogo ESF Acceptance Test & Payment of [***] (net 45)	4/1/13	4/1/13	1

Trade-in Allowance

Gogo may Trade-in one XA-30K for each XS-SL/B purchased and receive a [***] credit for a net XS-SL/B price of [***] each. The trade-in offer is valid until June 2013, and each XA-30K trade-in must be in good working condition.

Pricing ($USD)

Description	Price

XS-SL/B IBM Blade Server Platform License: - [***] Net 45 Days at contract signing - [***] Net 45 days at IDT delivery & acceptance - [***] Net 45 at FDT delivery & acceptance		[***] (one-time payment)

XS-SL/B IBM Blade Server License - Net 45		[***] (each) [zero ordered under this Amendment]

Annual TAC fee for XE-SL/B IBM Licenses: 12% - [***] per license per additional year coverage when purchased at Time of Initial Blade (XS-SL/B) order. First 12 months included with initial purchase.		[***] per Blade Server license per year after the first year

XS-SL/B IBM Blade Server Platform ‘EAF’ (Redundancy failover) License: - Net 45		[***] (one-time global license payment)

TOTAL COST UNDER THIS AMENDMENT	$	[***]

The terms of the Agreement are amended and modified by the terms and conditions of this Amendment, which shall supersede and prevail over any conflicting terms and conditions, set forth in the Agreement. Except as specifically set forth herein (or as set forth in any other written amendments which may be entered into between the parties), all of the terms and conditions of the Agreement remain unmodified and in full force and effect. No waiver, modification, or addition to this Amendment or the Agreement shall be valid unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF , the parties hereto have caused this Amendment to Product Development and Manufacturing Agreement to be executed as of October 31, 2012.

GOGO LLC		XIPLINK, INC.

By:	/s/ Anand Chari	By:	/s/ Jack W. Waters

Name:	Anand Chari	Name:	Jack W. Waters

Title:	CTO	Title:	CEO

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